UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/3/2009

Cytec Industries Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-12372

Delaware	22-3268660
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Five Garret Mountain Plaza

Woodland Park, NJ 07424

(Address of principal executive offices, including zip code)

(973) 357-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

We regularly review our segment reporting and classifications and may periodically change our reportable segments to align with operational changes. Our latest strategic review of our operations resulted in business segment changes that became effective April 1, 2009. We believe our new strategy, which resulted in these new reportable segments, will enable us to develop a more sustainable portfolio in the future that will drive earnings growth and a better return on our assets. The following table summarizes the changes in our reportable segment structure:

Pursuant to guidance provided in Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information,” and by the Securities and Exchange Commission, we have recast in Exhibit 99.1 filed with this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the year ended December 31, 2008 (“Annual Report”), to reflect this change in reportable segments for all periods presented: Item 1 “Business,” Item 1A “Risk Factors,” Item 2 “Properties,” Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Item 8 “Financial Statements and Supplementary Data.” There is no change to our previously reported Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Stockholder’s Equity for the periods reported therein.

In addition, for the reasons described above, we have recast in Exhibit 99.2 filed with this Current Report on Form 8-K the following items that were contained in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (“Quarterly Report”), to reflect this change in reportable segments for all periods presented: Item 1 “Consolidated Financial Statements and Notes Thereto” and Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” There is no change to our previously reported Consolidated Statements of Income, Consolidated Balance Sheets, or Consolidated Statements of Cash Flows for the periods reported therein.

On June 3, 2009, we issued a press release to provide investors with retrospectively revised quarterly financial schedules for 2007, 2008 and first quarter of 2009 reflecting the change in the Company’s reportable segments. A copy of our press release is furnished as Exhibit 99.3 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

EX-23.1	Consent of Independent Registered Public Accounting Firm for Annual Report

EX-99.1

Updates to Annual Report on Form 10-K

Part I, Item 1. Business

Part I, Item 1A Risk Factors

Part I, Item 2. Properties

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

EX-99.2

Updates to Quarterly Report on Form 10-Q

Part I, Item 1. Consolidated Financial Statements and Notes Thereto

Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

EX-99.3	Press Release Dated June 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.

Dated: June 3, 2009	By:	/s/ David M. Drillock
David M. Drillock
Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-23.1	Consent of Independent Registered Public Accounting Firm for Annual Report

EX-99.1

Updates to Annual Report on Form 10-K

Part I, Item 1. Business

Part I, Item 1A Risk Factors

Part I, Item 2. Properties

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

EX-99.2

Updates to Quarterly Report on Form 10-Q

Part I, Item 1. Consolidated Financial Statements and Notes Thereto

Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

EX-99.3	Press Release Dated June 3, 2009